Exhibit 99.01


[LOGO OF KNIGHT TRIMARK GROUP, INC.]

KNIGHT
Robert Turner
Executive Vice President, Chief Financial Officer and Treasurer
201-557-6845

Margaret Wyrwas
Vice President, Corporate Communications & Investor Relations
201-557-6954 or mwyrwas@knight-sec.com

Chuck Dohrenwend
Manager, Corporate Communications
201-356-1753 or chuck_dohrenwend@knight-sec.com

FOR IMMEDIATE RELEASE: July 19, 2000

     KNIGHT TRADING GROUP REPORTS 16% GROWTH IN QUARTERLY EARNINGS AND
         23% GROWTH IN QUARTERLY REVENUES OVER SECOND QUARTER 1999

            SECOND QUARTER RESULTS OF $0.53 PER SHARE REPRESENT
                SECOND BEST QUARTER IN THE COMPANY'S HISTORY

JERSEY CITY, New Jersey (July 19, 2000) - Knight Trading Group, Inc. (Nasdaq: NITE) today reported results for the second quarter ended June 30, 2000. Knight Trading Group is the leading market maker in equity securities listed on Nasdaq, the OTCBB of the National Association of Securities Dealers (NASD), and the over-the-counter market for New York Stock Exchange
(NYSE) and American Stock Exchange (AMEX)-listed securities. Knight also is a leading market maker in options on individual equities, equity indices, fixed income instruments and certain commodities in the U.S. and Europe. The firm also maintains an asset management business for institutional investors and high net worth individuals through its Deephaven subsidiary.

SECOND QUARTER 2000 VS. SECOND QUARTER 1999
o  23% growth in revenues                         o  55% growth in equity trades executed
o  16% growth in pro forma net income             o  1% growth in equity shares traded

YTD 2000 VS. YTD 1999
o  81% growth in revenues                         o  93% growth in equity trades executed
103% growth in pro forma net income               o  75% growth in equity shares traded


                         SECOND QUARTER      SECOND QUARTER          YTD                YTD
                              2000              1999                2000                1999
Revenues ($)               313,517,756         254,172,478         828,282,022       457,612,643
Pro forma net income        67,218,795          58,031,726         202,840,400        99,974,918
Pro forma diluted EPS              .53                 .46                1.60               .80
Equity trades executed      33,285,417          21,448,630          77,354,858        40,139,998
Average daily trades           528,340             340,454             613,927           323,710
 Equity shares traded   21,516,920,838      21,319,768,752      65,333,712,218    37,262,921,041

Revenues for the second quarter of 2000 rose 23% to $313.5 million, compared to $254.2 million for the second quarter of 1999. Net income for the second quarter of 2000 totaled $67.2 million, or $.53 per share on a diluted basis, a 16% increase from $58.0 million, or $0.46 per share on a diluted basis for the pro forma period a year ago. The Company achieved pre-tax margins of 34.7% in the second quarter of 2000. Return on equity for the second quarter of 2000, stated on an annualized basis, was 39.7%.

Revenues and net income for the second quarter of 2000 decreased 39% and 50%, respectively, from the pro forma first quarter of 2000. Equity trades executed and equity shares traded for the second quarter of 2000 decreased 24% and 51%, respectively, from the first quarter of 2000, primarily due to decreased retail trading volume in the latter half of the second quarter.

The Company's options market-making business generated total net trading revenue of approximately $37.8 million, versus $20.6 million during the second quarter of 1999. Additionally, the Company's asset management business generated $10.9 million in asset management fees during the second quarter of 2000, up 71% from the same period a year ago.

"Knight focused its efforts during the second quarter on achieving its stated business objectives," said Kenneth D. Pasternak, the Chief Executive Officer and President of Knight Trading Group. "We made significant strides toward growing our client base, expanding our systems capacity and processing power, enhancing our execution standards, and building our business model in international markets. Indicative of our success during the past quarter is what we accomplished in the options industry. In less than six months since entering the business, we now are a major player in options trading. We have a presence on all five of the major U.S. options exchanges, and can handle options orders in more than 250 companies."

"On the international front, we made significant progress during the second quarter toward building our business model in Europe and Japan," continued Mr. Pasternak. "We have established our joint venture with Nikko Securities to provide wholesale market-making services in Japanese equity securities. In short, we are delivering - faster than many thought we would - on our promises to carve out a dominant role in options trading and to transport our business model to international markets."

"We also were successful in attracting order flow from a more diverse client base during the past quarter," said Mr. Pasternak. "Institutional order flow, for example, accounted for 44% of our equity trading revenues, versus 19% in the second quarter of 1999. We also implemented a new trading service in Nasdaq stocks that enhances our execution capabilities in the OTC market by offering more opportunities for price improvement through executions requiring no dealer intervention. The viability of the Nasdaq InterMarket, in which we are the largest trading firm, was reaffirmed when three electronic communications networks (ECNs) agreed to forge links to that market. All of these developments indicate that Knight is well positioned to become the liquidity center best equipped to provide superior order executions in OTC and listed securities transactions."

Knight plans to file promptly an SEC Registration Statement on Form S-3 covering 2.5 million shares of Knight Trading Group Class A Common Stock. The sellers on the Registration Statement consist of the five former members of Arbitrade Holdings. The Company makes this filing pursuant to the resale registration rights agreed to in the Agreement and Plan of Merger between the parties dated November 17, 1999, as filed with the SEC on a Current Report on Form 8-K on January 12, 2000. Knight intends to keep the Form S-3 effective through January 12, 2001, the first anniversary of the Company's Arbitrade acquisition.

Knight Trading Group, Inc., headquartered in Jersey City, NJ, is a liquidity center that seeks to empower investors by providing them with opportunities for price improvement, immediacy and enhanced liquidity in over-the-counter (OTC) and listed securities transactions. It has the power to commit capital for market orders, and it also maintains the largest limit order book in the OTC market. Knight traded 81 billion shares in 1999, a volume behind only those posted by Nasdaq and the New York Stock Exchange (NYSE). It also is one of the largest execution destinations for securities transactions placed via the Internet. Knight is a charter member of Fortune magazine's "e-50 Stock Index," an elite collection of companies that are shaping the new Internet-ba sed economy. In addition, Knight, which has been in operations for fewer than five years, is ranked by Forbes magazine as one of the 500 most profitable public companies in the U.S. Ultimately, Knight plans to enable the global trading village to trade all types of equity securities and options at anytime, from anywhere in the world. More information about Knight can be obtained at www.knighttradinggroup.com or at www.knight-sec.com.

Copies of this earnings release and other information on the Company can be obtained via the Internet at www.knighttradinggroup.com or at www.knight-sec.com, or via the Company's toll-free investor information line at 1-877-INFO-NITE.

The matters described herein contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which could cause actual results to differ materially from historical results, performance or other expectations and from any opinions or statements expressed with respect to future periods. These factors include, but are not limited to, the Company's ability to implement its growth strategies, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, intellectual property rights, and other factors detailed in the Company's registration statement and periodic reports filed with the Securities & Exchange Commission.

                         [FINANCIAL TABLES FOLLOW]

                                   # # #


                         KNIGHT TRADING GROUP, INC.
                     CONSOLIDATED STATEMENTS OF INCOME
                                (UNAUDITED)

                                   THREE MONTHS ENDED JUNE 30,   SIX MONTHS ENDED JUNE 30,
                                      2000        1999               2000        1999
                                      ----        ----               ----        ----
REVENUES
Net trading revenue                 $283,041,696 $237,046,452  $770,086,203  $430,309,416
Asset management fees                 10,900,200    6,373,299    20,328,694     9,796,084
Interest and dividends                12,142,855    5,093,387    22,494,593     8,728,374
Commissions and fees                   5,481,872    4,438,874    10,176,577     6,966,056
Investment income and other            1,951,133    1,220,466     5,195,955     1,812,713
                                  --------------------------------------------------------
   Total revenues                    313,517,756  254,172,478   828,282,022   457,612,643
                                  --------------------------------------------------------

EXPENSES
Employee compensation and benefits   102,275,294   77,141,196   277,415,954   139,355,694
Payments for order flow               38,319,274   35,354,189    97,636,834    67,782,017
Execution and clearance fees          27,646,413   22,027,402    57,403,931    41,742,573
Interest                               7,991,811    1,880,570    14,863,967     4,585,160
Communications and data processing     7,103,218    4,225,659    14,235,689     8,356,358
Professional fees                      6,232,897    2,393,126    10,764,570     3,692,392
Depreciation and amortization          5,495,985    2,765,027     9,697,134     4,905,124
Occupancy and equipment rentals        4,305,870    2,575,176     7,380,002     4,498,557
Business development                   2,886,158    1,567,608     8,120,385     2,335,149
Other                                  2,345,618    2,208,884     4,908,813     4,002,997
                                  --------------------------------------------------------
   Total expenses                    204,602,538  152,138,837   502,427,279   281,256,021
                                  --------------------------------------------------------

Income before income taxes           108,915,218  102,033,641   325,854,743   176,356,622
Income tax expense                    41,696,423   35,506,010   122,103,947    62,823,564
                                  --------------------------------------------------------

Net income                          $ 67,218,795 $ 66,527,631  $203,750,796  $113,533,058
                                  ========================================================
Basic earnings per share                   $0.55        $0.55         $1.67         $0.95
                                  ========================================================
Diluted earnings per share                 $0.53        $0.53         $1.60         $0.91
                                  ========================================================

Pro forma adjustments:*
Income before income taxes                       $102,033,641  $325,854,743  $176,356,622
Adjustment for pro forma employee                 (2,713,499)     (267,109)   (4,419,564)
compensation and benefits
                                                ------------------------------------------
   Pro forma income before income                  99,320,142   325,587,634  $171,937,058
taxes
   Pro forma income tax expense                    41,288,416   122,747,234    71,962,140
                                                ------------------------------------------
   Pro forma net income                           $58,031,726  $202,840,400   $99,974,918
                                                ==========================================

Pro forma basic earnings per share                      $0.48         $1.66         $0.83
                                                ==========================================
Pro forma diluted earnings per shares                   $0.46         $1.60         $0.80
                                                ==========================================
Shares used in the computation of    122,234,246  121,421,678
basic earnings per share *                                      122,192,533   119,774,228
                                    ======================================================
Shares used in the computation of    126,795,238  126,672,844
diluted earnings per share *                                    127,007,447   124,647,369
                                    ======================================================


* On January 12, 2000, Knight Trading Group, Inc. (the "Company") completed its merger with Arbitrade Holdings LLC ("Arbitrade"). The transaction was accounted for as a pooling of interests, and, as such, the historical financial statements have been restated to account for the merger on a retroactive basis. Pro forma adjustments for compensation and income taxes have been made to the historical financial statements of Arbitrade to adjust for partners' compensation paid as distributions of capital and income taxes, which were previously borne by the individual partners. The foregoing description of the Arbitrade transaction is a brief summary and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as an exhibit to the Company's 8-K filed with the SEC on January 12, 2000. See also the Company's Report on Form 10-K for the year ended December 31, 1999.



                         KNIGHT TRADING GROUP, INC.
               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                        JUNE 30,      DECEMBER 31,
                                                          2000           1999
                                                          ----           ----
                                                      (UNAUDITED)
ASSETS
Cash and cash equivalents                           $  383,703,422  $  304,053,554
Securities owned, at market value                    1,428,211,228     910,232,916
Receivable from clearing brokers                       317,772,210     215,423,208
Fixed assets and leasehold improvements at cost,        50,201,063      26,820,045
Goodwill, less accumulated amortization                 39,083,425      24,899,982
Investments                                             57,866,551      40,408,554
Other assets                                            34,740,195      18,447,547
                                                    ------------------------------
TOTAL ASSETS                                        $2,311,578,094  $1,540,285,806
                                                    ==============================

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
Securities sold, not yet purchased, at market value $1,354,476,921  $  720,919,013
Securities sold under agreements to repurchase                   -      10,409,736
Payable to clearing brokers                            128,237,588     159,943,018
Accrued compensation expense                            64,749,345      57,234,608
Accrued execution and clearance fees                     9,187,248       8,371,056
Accrued payments for order flow                         10,021,939      13,978,854
Accounts payable, accrued expenses and other            19,298,383      54,205,482
Income taxes payable                                    19,513,907      15,992,937
                                                    ------------------------------
TOTAL LIABILITIES                                    1,605,485,331   1,041,054,704
                                                    ==============================

Stockholders' equity
Class A Common Shares                                    1,222,740       1,221,215
Additional paid-in capital                             303,464,434     300,355,094
Retained earnings                                      401,405,589     197,654,793
                                                    ------------------------------
TOTAL STOCKHOLDERS' EQUITY                             706,092,763     499,231,102
                                                    ==============================

                                                    $2,311,578,094  $1,540,285,806
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          ==============================